Offerings - Offering: 1	Jul. 03, 2025 USD ($) shares $ / shares
Offering:
Fee Previously Paid	false
Other Rule	true
Security Type	Equity
Security Class Title	Common Stock
Amount Registered | shares	6,355,650
Proposed Maximum Offering Price per Unit | $ / shares	0.234
Maximum Aggregate Offering Price	$ 1,487,222
Fee Rate	0.01531%
Amount of Registration Fee	$ 228.00
Offering Note

(1)	Rounded up to the nearest cent.

(2)	The price per share used to obtain the maximum offering amount of such Common Stock for the purposes of calculating the registration fee was the average of the high and low trading prices of the Company’s Common Stock reported by NYSE American on July 2, 2025 ($0.234).